CONDENSED STATEMENT OF CASH FLOWS	2 Months Ended
Mar. 31, 2020 USD ($)
Cash flows from operating activities:
Net loss and comprehensive loss attributable to common stockholders - basic and diluted	$ (2,000)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Changes in the fair value of warrants	0
Changes in operating assets and liabilities:
Increase in accounts payable and accrued liabilities	12,000
Net cash used in operating activities	10,000
Cash flows from financing activities:
Proceeds from sale of stock to Sponsor	25,000
Proceeds from Note payable to Sponsor	7,000
Payment of offering costs	(42,000)
Net cash provided by financing activities	(10,000)
Supplemental disclosure of non-cash financing activities:
Offering costs included in accounts payable and accrued liabilities	$ 10,000